CENTRAL SECURITIES CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 11, 2009

      NOTICE is hereby given that the Annual Meeting of Stockholders of Central Securities Corporation will be held at The University Club, One West 54th Street, 7th Floor, New York, New York on Wednesday, March 11, 2009 at 11 A.M., for the following purposes:

            1. To elect a board of six directors;

            2. To act upon a proposal to ratify the selection of KPMG LLP as independent registered public accounting firm for the Corporation for the ensuing year; and

            3. To act upon such other matters as may properly come before the meeting.

      The Board of Directors has fixed the close of business on January 23, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, and only stockholders of record on such date are entitled to vote on these matters at the meeting or any adjournment thereof.

                                              By order of the Board of Directors

                                                      MARLENE A. KRUMHOLZ
                                                            Secretary

New York, New York
February 5, 2009

      A proxy is enclosed with this Notice and Proxy Statement. Please complete, SIGN and promptly return your proxy in the enclosed envelope. This will assure a quorum and save further solicitation costs.

PROXY STATEMENT
---------------

                                                                February 5, 2009

                         CENTRAL SECURITIES CORPORATION
                                630 FIFTH AVENUE
                            NEW YORK, NEW YORK 10111
                             (Tel. No. 212-698-2020)

      This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about February 5, 2009 in connection with the solicitation of proxies by the Board of Directors of Central Securities Corporation (the "Corporation") for use at the Annual Meeting of Stockholders of the Corporation to be held on March 11, 2009, or any adjournment thereof (the "Meeting"). Properly executed proxies received by the Corporation prior to the Meeting will be voted in accordance with the specific voting instructions indicated on the proxy. If no instructions are specified, the shares will be voted for the nominees for director and in favor of proposal (2). Any proxy may be revoked at any time before it is exercised at the Meeting by the delivery of written notice to the Secretary of the Corporation, by executing and delivering a later-dated proxy or by appearing and voting in person by ballot at the Meeting.

      The record date for stockholders entitled to vote at the Meeting is the close of business on January 23, 2009. On that date, the Corporation had outstanding 22,331,813 shares of Common Stock.

      The holders of the Corporation's Common Stock shall be entitled to one vote per share. The presence, in person or by proxy, of a majority of the issued and outstanding stock of the Corporation shall constitute a quorum for the transaction of business at the Meeting.

                SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, OF
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS,
                            AND OF EXECUTIVE OFFICERS

      The following table sets forth information as of December 31, 2008 regarding the share ownership of each person who is known to the Corporation to have been a beneficial owner of more than five percent of the Common Stock of the Corporation, of each nominee for election to the Board of Directors of the Corporation, of certain executive officers, and of all directors and executive officers as a group:

Name of Nominee to the Board                     Amount and
of Directors, Officer, or Name              Nature of Beneficial     Percent
and Address of Beneficial Owner                 Ownership(1)        of Class
-------------------------------             --------------------    --------
Simms C. Browning*.......................          4,924               (2)

Donald G. Calder*........................         76,595(3)            (2)

Jay R. Inglis*...........................          2,448               (2)

Christian A. Johnson
  Endeavor Foundation(4).................      7,626,867              34.2
1060 Park Avenue
New York, New York 10128

Dudley D. Johnson*.......................         30,472(5)            (2)

Wilmot H. Kidd*..........................      2,617,151(6)(7)        11.7
630 Fifth Avenue
New York, New York 10111

Mrs. Wilmot H. Kidd......................      2,617,151(6)(7)        11.7
1060 Park Avenue
New York, New York 10128

C. Carter Walker, Jr.*...................        565,636(7)(8)         2.5

Charles N. Edgerton......................          3,210               (2)

William E. Sheeline......................            450               (2)

All directors and officers
  as a group.............................      2,831,359(7)           12.7

----------
* Indicates nominee for election to the Board of Directors.

      (1) Except as otherwise indicated, to the Corporation's knowledge the beneficial owner had sole investment power and sole voting power with respect to the shares shown opposite the name of such beneficial owner.

      (2) As calculated on the basis of 22,331,813 shares of Common Stock outstanding on December 31, 2008, Messrs. Browning, Calder, Inglis, Johnson, Edgerton and Sheeline each owned less than 1% of the outstanding Common Stock.

      (3) Includes 10,676 shares of Common Stock owned by Mr. Calder's wife and 9,318 shares of Common Stock owned by the Donald Grant and Ann Martin Calder Foundation (the "Calder Foundation"). Mr. Calder is the President and Treasurer of the Calder Foundation. He disclaims beneficial ownership of all such shares.

      (4) Mrs. W. H. Kidd, whose husband is the President of the Corporation, is President and Trustee of the Christian A. Johnson Endeavor Foundation.

      (5) Includes 1,503 shares of Common Stock held by the Disosway Foundation. Mr. Johnson is the Trustee of the Disosway Foundation. He disclaims beneficial ownership of all such shares.

                                         (Footnotes continued on following page)

(Footnotes continued from previous page)

      (6) An aggregate of 2,617,151 shares of Common Stock were included in the shares beneficially owned by each of Mr. and Mrs. Kidd. The shares set forth for each of Mr. Kidd and Mrs. Kidd include 400,617 shares of Common Stock owned by Mr. Kidd as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mrs. Kidd disclaims beneficial ownership; 987,510 shares of Common Stock owned by Mrs. Kidd or held in trusts for her benefit as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. Kidd disclaims beneficial ownership; and 1,203,099 shares of Common Stock held in trusts for the benefit of Mr. and Mrs. Kidd's children and other family members as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership. The shares set forth for each of Mr. and Mrs. Kidd also include 25,925 shares of Common Stock held in trust for the benefit of the children of Mr. C. Carter Walker, Jr. as to which Mr. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership.

      (7) An aggregate of 470,327 shares of Common Stock were included in the shares beneficially owned by each of Mr. Kidd, Mrs. Kidd, and Mr. Walker.

      (8) Includes 36,509 shares of Common Stock owned by Mr. Walker's wife as to which Mr. Walker had shared investment power and shared voting power and 470,327 shares of Common Stock held in trust for the benefit of Mrs. Wilmot H. Kidd or her children as to which Mr. Walker had shared investment power and shared voting power. Mr. Walker disclaims beneficial ownership of all such shares. Mr. Walker's shares also include 8,200 shares pledged as collateral for a personal loan.

                VALUE OF BENEFICIAL SHARE OWNERSHIP BY DIRECTORS

      The dollar range of the value of equity securities of the Corporation beneficially owned by each director as of December 31, 2008 is as follows:

                                    Dollar Range of
      Independent Directors         Share Ownership
      ---------------------         ---------------
        Simms C. Browning           $50,001 - $100,000
        Donald G. Calder            Over $100,000
        Jay R. Inglis               $10,001 - $50,000
        Dudley D. Johnson           Over $100,000
        C. Carter Walker, Jr.       Over $100,000

      Interested Director
      -------------------
        Wilmot H. Kidd              Over $100,000

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than ten percent of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

      To the Corporation's knowledge, based solely on review of copies of such reports furnished to the Corporation and written representations that no other such reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                VOTING PROCEDURES

      The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as director will not be voted with respect to the nominee or nominees so indicated. The ratification of the selection of the independent registered public accounting firm of the Corporation requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked "abstain" with respect to this matter will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such matter. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be treated as present but not entitled to vote at the Meeting for the purpose of determining the number of votes needed with respect to each item to be voted upon, and shall therefore have no effect on such vote.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      The Board of Directors recommends the election of six directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If any nominee for director is unable or declines to serve, for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. All the nominees have consented to become directors and all were elected at the last Annual Meeting of Stockholders.

      Duly authorized proxies for Common Stock will be voted for the election of Mr. Simms C. Browning, Mr. Donald G. Calder, Mr. Jay R. Inglis, Mr. Dudley D. Johnson, Mr. Wilmot H. Kidd and Mr. C. Carter Walker, Jr.

      The following table indicates the age, principal occupations during the last five years and positions (if any) with the Corporation, and the year each nominee was first elected to the Board of Directors:

                                                  Principal Occupations                       Director of
                                                    (last five years)                         Corporation
                                                  and Position (if any)                      Continuously
      Nominee                Age                  with the Corporation                           Since
      -------                ---                  ---------------------                      ------------
Independent Directors:

Simms C. Browning.......     68      Retired since 2003; Vice President, Neuberger               2005
                                        Berman, LLC (asset management) prior thereto

Donald G. Calder........     71      President, G. L. Ohrstrom & Co., Inc. (private              1982
                                        investment firm); Director of Brown-Forman
                                        Corporation and Carlisle Companies
                                        Incorporated (manufacturing companies)

Jay R. Inglis...........     74      Vice President and General Counsel, International
                                        Claims Management, Inc. since 2006;                      1973
                                        Executive Vice President, National Marine
                                        Underwriters prior thereto (both are insurance
                                        management companies)

Dudley D. Johnson.......     69      Chairman, Young & Franklin Inc. (private                    1984
                                        manufacturing company)

C. Carter Walker, Jr....     74      Private Investor                                            1974

Interested Director:

Wilmot H. Kidd..........     67      Investment and research - President, Central
                                        Securities Corporation                                   1972

      The address of each nominee is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York, 10111.

      The Board of Directors held ten regular meetings and one special meeting in 2008. All directors attended at least 75% of the meetings of the Board of Directors and meetings of the committees on which they served during the period they served as directors. The Board of Directors maintains an Audit Committee and a Nominating Committee. Both the Audit Committee and the Nominating Committee consist of Messrs. Browning, Calder, Inglis, Johnson and Walker, each of whom are independent as defined in Section 121(A) of the NYSE Alternext US Exchange's listing standards and none of whom are "interested persons" as defined under the Investment Company Act of 1940. The Board of Directors does not have a Compensation Committee.

      The Nominating Committee met once during 2008. This committee is responsible for the review and recommendation of candidates for the Board of Directors. The committee operates subject to a charter which may be viewed on the Corporation's website at www.centralsecurities.com. The Nominating Committee will consider director nominee recommendations by stockholders provided the names of such nominees, accompanied by relevant biographical information, are submitted in writing to the Secretary of the Corporation. Any such recommendation must be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

      In making its recommendations, the Nominating Committee identifies candidates who meet the current needs of the Board. The Nominating Committee does not have any specific minimum qualifications that must be met by a nominee. The Nominating Committee considers, among other things, an individual's judgment, background and experience including business experience, industry experience, and financial background. The Nominating Committee also considers whether the individual meets the independence requirements of the NYSE Alternext US and whether the individual would be considered an "interested person" under the Investment Company Act of 1940. With respect to nomination of continuing directors, the individual's past service to the Board is also considered. In addition, the Nominating Committee is guided by the following criteria: each Director should have integrity and the ability to work constructively with others; each Director should have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a Director; and each director should be free of any conflict which would interfere with the proper performance of the responsibilities of a Director. There are no differences in the manner in which the Nominating Committee evaluates nominees for directors if the nominee is recommended by a stockholder.

      The Audit Committee assists the Board of Directors by overseeing the accounting and financial reporting process of the Corporation and the audits of its financial statements. It operates subject to a charter which has been reviewed by the Audit Committee and approved and adopted by the Board of Directors. The Audit Committee charter may be viewed on the Corporation's website at www.centralsecurities.com. The Audit Committee met four times during 2008.

      Stockholders may send written communications to any member of the Board of Directors c/o Corporate Secretary, Central Securities Corporation, 630 Fifth Avenue, New York, New York, 10111. All communications will be compiled by the Corporate Secretary and submitted to the director.

      Each of the Corporation's directors is encouraged to attend the annual meeting of stockholders in person. All of the Corporation's directors attended the Corporation's 2008 Annual Meeting.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has reviewed the audited financial statements of the Corporation for the year ended December 31, 2008, and has met with management and KPMG LLP, the Corporation's independent registered public accounting firm, to discuss the audited financial statements.

      The Audit Committee received from KPMG LLP written disclosures regarding their independence and the letter required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP their independence. In connection with its review, the Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards No. 61.

      Based on its review and discussions with management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report to Stockholders for the year ended December 31, 2008.

Members of the Audit Committee are:
Simms C. Browning
Donald G. Calder
Jay R. Inglis
Dudley D. Johnson
C. Carter Walker, Jr.

                      EXECUTIVE OFFICERS OF THE CORPORATION

      The executive officers of the Corporation are Mr. Wilmot H. Kidd, President, Mr. William E. Sheeline, Vice President, Mr. Charles N. Edgerton, Vice President and Treasurer, and Ms. Marlene A. Krumholz, Secretary. Information concerning Mr. Kidd is given above under "Election of Directors." Mr. Sheeline, 53, joined the Corporation in November 2006 and was elected vice president in March 2007. Mr. Sheeline was president of Houqua Capital LLC from 2004 - 2006, Research Analyst at Train Babcock Advisors LLC from 2003 - 2004. Mr. Edgerton, 64, was elected Vice President in 1989 and has been Treasurer since 1985. Ms. Krumholz, 45, was elected Secretary in 2001. Executive officers serve as such until the election of their successors.

                                  COMPENSATION

      The table below sets forth for all directors and for each of the three highest-paid executive officers the aggregate compensation received from the Corporation for 2008 for services in all capacities:

                                                                  Pension or
                                                                  Retirement
                                                                Benefits Accrued
Name of Person,                                  Aggregate        as Part of
   Position                                     Compensation      Expenses(1)
---------------                                 ------------    ----------------
Simms C. Browning
  Director ............................          $ 29,500
Donald G. Calder
  Director.............................            29,250
Jay R. Inglis
  Director.............................            27,250
Dudley D. Johnson
  Director, Chairman...................            33,250
C. Carter Walker, Jr.
  Director.............................            29,500
Wilmot H. Kidd
  President and Director(2)............           900,000           $34,500
William E. Sheeline
  Vice President.......................           500,000            34,500
Charles N. Edgerton
  Vice President and Treasurer.........           325,000(3)         34,500

----------
(1)   Represents contributions to the Corporation's Profit Sharing Plan.

(2) All remuneration received by Mr. Kidd was in his capacity as President of the Corporation.

(3)   Includes  compensation  of $30,000  accrued in 2008 deferred until January
      2009.

      Each director who is not an officer is paid an annual retainer of $14,000, a fee of $1,000 for each Board of Directors meeting attended in person, and $750 for participating in a Board of Directors meeting by telephone. Each member of the Audit Committee and the Nominating Committee is paid $1,000 for each Committee meeting attended. The Chairman of the Board is paid an additional annual retainer of $5,000. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings.

Profit Sharing Plan

      The Profit Sharing Plan (the "Plan") allows contributions by the Corporation from its profits of up to 25% of an employee's compensation; for the year ended 2008, the Corporation contributed 15% of employee compensation to the Plan, subject to Internal Revenue Code limitations. Generally, all salaried employees of the Corporation are eligible to participate in the Plan. The vested contributions credited to an employee's account are payable at normal, early, or disability retirement, death or other termination of employment and may be paid in various forms, including a lump sum cash payment or a monthly annuity. Each participant's benefits vest after three years of employment. With the exception of Mr. Sheeline, the officers referred to above are fully vested. Corporate contributions on behalf of Mr. Sheeline will vest on January 1, 2010.

      Employees may withdraw the amounts of any voluntary contributions made prior to 1991 and may, under certain conditions, withdraw or borrow against vested Corporation contributions. Under the Plan, each employee is permitted to invest the assets in his account in the capital stock of one or more regulated investment companies from a selection provided from time to time by the Plan Administrator. Such regulated investment companies include, among others, U.S. Treasury funds; short-term, government and international bond funds; and general and specialized stock funds.

                                   AUDIT FEES

      During the last two fiscal years, the Corporation engaged KPMG LLP for its services as follows:

                                                   2008                 2007
                                                 --------             --------
Audit fees ...........................           $68,550(1)           $56,055(1)
Audit-related fees ...................                 0                    0
Tax fees .............................            17,000(2)            16,100(2)
All other fees .......................                 0                    0
                                                 -------              -------
Total ................................           $85,550              $72,155
                                                 =======              =======

----------
(1) Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

(2) Includes fees for services performed with respect to tax compliance and tax planning.

      Pursuant  to  its  charter,   the  Audit   Committee  is  responsible  for
recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation's ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

      All of the audit and tax services provided by KPMG LLP in fiscal year 2008 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

                     PROPOSAL 2. RATIFICATION OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

      Stockholders are invited to ratify the selection of KPMG LLP as independent registered public accounting firm of the Corporation for the year 2009. KPMG LLP has no direct or material indirect financial interest in the Corporation other than its employment in such capacity.

      At a meeting held February 2, 2009, a majority of the directors who were not "interested persons" (as defined under the Investment Company Act of 1940) selected KPMG LLP to act as independent registered public accountants for the Corporation during 2009. A representative of KPMG LLP is not expected to be present at the Corporation's Annual Meeting of Stockholders.

      The Board of Directors recommends a vote FOR this proposal.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters which may properly be, and are likely to be, brought before the Meeting. However, if any proper matters are brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote thereon according to their best judgment.

                           2010 STOCKHOLDER PROPOSALS

      Any stockholder proposals for inclusion in the Corporation's proxy statement for the 2010 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 ("14a-8 proposals") must be received by the Corporation at its office at 630 Fifth Avenue New York, New York 10111 prior to October 9, 2009.

      Pursuant to Rule 14a-4 of the Securities and Exchange Act of 1934, the Corporation will have discretionary voting authority with respect to any non-Rule 14a-8 proposals for the 2010 Annual Meeting of Stockholders that are not received by the Corporation prior to December 23, 2009.

                                  MISCELLANEOUS

      The Corporation will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Corporation may also solicit proxies by telephone or personal interview. The Corporation will request brokers, banks and nominees who hold stock in their names to furnish this proxy material to the beneficial owners thereof and to solicit proxies from them, and will reimburse such brokers, banks and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

      A copy of the Annual Report including financial statements for the year ended December 31, 2008 is enclosed.

      Please date, sign and return the enclosed proxy at your earliest convenience. No postage is required for mailing in the United States.

       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
              THE SHAREHOLDER MEETING TO BE HELD ON MARCH 11, 2009

      This Proxy Statement and the Annual Report are available free of charge on the Corporation's website at www.centralsecurities.com/financialreports.cfm

Central Securities Corporation

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.           | X |

================================================================================
Annual Meeting Proxy Card
================================================================================

    PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                           IN THE ENCLOSED ENVELOPE.

A Proposals -- The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

                                For   Withhold
01 - Simms C. Browning
                                [ ]      [ ]

                                For   Withhold
02 - Donald G. Calder
                                [ ]      [ ]

                                For   Withhold
03 - Jay R. Inglis
                                [ ]      [ ]


                                For   Withhold
04 - Dudley D. Johnson
                                [ ]      [ ]

                                For   Withhold
05 - Wilmot H. Kidd
                                [ ]      [ ]

                                For   Withhold
06 - C. Carter Walker, Jr.
                                [ ]      [ ]

2. Approval of KPMG LLP as independent registered public accounting firm for 2009.

                          For   Against   Abstain
                          [ ]     [ ]       [ ]

3. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

B     Non-Voting Items

Change of Address -- Please print your new address below.

______________________________________________________________


______________________________________________________________

Comments -- Please print your comments below.

______________________________________________________________


______________________________________________________________

Meeting  Attendance

Mark the box to the right                   [ ]
if you plan to attend the
Annual Meeting.

C Authorized Signatures -- This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.

______________________________________________________________

Signature 1 - Please keep signature within the box.

______________________________________________________________

Signature 2 - Please keep signature within the box.

______________________________________________________________

     PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                           IN THE ENCLOSED ENVELOPE.

================================================================================
Proxy -- Central Securities Corporation
================================================================================

Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting March 11, 2009

The undersigned hereby appoints WILMOT H. KIDD and MARLENE A. KRUMHOLZ, and each of them, as attorneys with power of substitution, to represent the undersigned at the annual meeting of stockholders of Central Securities Corporation to be held at The University Club, One West 54th Street, 7th Floor, New York, New York on March 11, 2009 at 11:00 o'clock A.M., and at any adjournment thereof, on all matters which may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR election of directors and FOR Proposal 2.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)